UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2005
DATAWAVE SYSTEMS INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-26698
(Commission File Number)
98-0186455
(IRS Employer Identification No.)
Wayne Interchange Plaza One, 145 Route 46 West, 3rd Floor, Wayne, NJ 07470
(Address of principal executive offices and Zip Code)
(973) 774-5000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.
DataWave Systems Inc. (the “Company”) is furnishing investors presentation slides, included as Exhibit 99.1 to this report, that have been prepared for presentations to investors commencing in late October of 2005.
Certain slides in Exhibit 99.1 contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP, is included in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	DataWave Systems Inc. Investor Presentation Slides – dated October 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWAVE SYSTEMS INC.

By
/s/ “John Gunn”

John Gunn
General Manager, Chief Financial Officer

Dated: October 24th, 2005